CAPSTAR MANAGEMENT COMPANY II, L.P.

                           First Amendment to

                    AGREEMENT OF LIMITED PARTNERSHIP

            THIS FIRST AMENDMENT ("Amendment") is entered into as of the 1st day of April, 1997 by and among CapStar General Corp., a Delaware corporation, as General Partner, and the Persons listed on Exhibit A annexed hereto, as Limited Partners, for the purpose of amending that certain Agreement of Limited Partnership of CapStar Management Company II, L.P. (the "Partnership") dated as of April 1, 1997 (the "Existing Partnership Agreement"). Capitalized terms used and not otherwise defined herein shall have the respective meanings given such terms in the Existing Partnership Agreement.

                          W I T N E S S E T H :

            1. The Persons designated as "Contributors" on Exhibit A annexed hereto are this day making Capital Contributions to the Partnership, which Capital Contributions are more particularly described in Exhibit A annexed hereto.

            2. The General Partner wishes, in connection with the making of such Capital Contributions, to admit the Contributors or their designees (the "Contributor Designees") as Additional Limited Partners.

            NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1.    AMENDMENT OF EXHIBIT A.

            Exhibit A to the Existing Partnership Agreement is hereby deleted in its entirety and replaced with Exhibit A annexed hereto.

      2.    Admission of Additional Limited Partners;

            ADDITIONAL MATTERS RELATING TO CONTRIBUTORS

            2.1 Each of the Contributors and Contributor Designees shown as Limited Partners in Exhibit A annexed hereto (collectively, the "Highgate Partners") is hereby admitted to the Partnership as a Limited Partner pursuant to Section 4.2.A of the Existing Partnership Agreement. Each of the Contributors has contributed to the Partnership the property described in Exhibit A annexed hereto, and each Highgate Partner shall receive, pursuant to this Amendment, the Partnership Units listed opposite such Contributor Designee in said Exhibit A. Each Highgate Partner hereby agrees to be bound of all of the provisions of the Existing Agreement, as amended hereby.

            2.2 The parties agree that, for purposes of Section 8.6 of the Existing Partnership Agreement, as amended by this Amendment, the date before which the Redemption Right may not be exercised by the Highgate Partners shall be August 23, 1997; provided, however, that with respect to the Partnership Units held by Continental Pacific Interfund, Ltd., as shown in Exhibit A annexed hereto, the Redemption Right may be exercised at any time on or after the date hereof.

      3. RESTRUCTURING OF CAPSTAR ENTITIES. The parties (including, without limitation, the Highgate Partners) acknowledge that, in connection with a proposed restructuring of CapStar and its Subsidiaries, CapStar intends to cause the following actions to be accomplished: (i) the contribution by CMC to the Partnership of certain assets owned by CMC (such assets to be selected by CMC in its sole discretion) in exchange for a number of Partnership Units to be determined in good faith by CapStar General, (ii) the distribution by CMC to CHC of CMC's Partnership Units, and (iii) the subsequent contribution of such Partnership Units by CHC to CGC. The Limited Partners (including the Contributor Designees) hereby consent to such actions and agree that, notwithstanding anything to the contrary contained in the Existing Partnership Agreement (including Section 14.1.C thereof), the General Partner shall have the right, without the consent of the Limited Partners, to make such amendments to the Existing Partnership Agreement, as amended hereby, as the General Partner determines in good faith are necessary or desirable to accomplish such actions. The provisions of Section 2.4 of the Existing Partnership Agreement shall apply with respect to such amendments.

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                              GENERAL PARTNER:

                              CAPSTAR GENERAL CORP.

                              By: /s/ John E. Plunket
                                 -------------------------------
                                 Name: John E. Plunket
                                 Title: Exec. V.P.


                              LIMITED PARTNERS:

                              CAPSTAR MANAGEMENT COMPANY, L.P.

                              By:   CapStar Hotel Company, General Partner

                                    By: /s/ John E. Plunket
                                       -------------------------------
                                       Name: John E. Plunket
                                       Title:  Exec. V.P.

                              CONTINENTAL PACIFIC INTERFUND, INC.

                              By: /s/ Dennis J. Parolin
                                 -------------------------------
                                 Name:  Dennis J. Parolin
                                 Title: Director


                              HOSPITALITY GROUP, INC.

                              By: /s/ Mahmood Khimji
                                 -------------------------------
                                 Name: Mahmood Khimji
                                 Title: Vice President


                              HIGHGATE HOTELS, INC.

                              By: /s/ Mahmood Khimji
                                 -------------------------------
                                 Name: Mahmood Khimji
                                  Title: President


                              SUNBELT INNS MANAGEMENT SERVICE,
                              INC.

                              By: /s/ Mahmood Khimji
                                 -------------------------------
                                 Name: Mahmood Khimji
                                 Title: Secretary


                              BROOKRIVER HOTEL PARTNERSHIP, LTD.

                              By:   Brookriver Hotels, Inc.

                                    By: /s/ Mahmood Khimji
                                       -------------------------------
                                       Name: Mahmood Khimji
                                       Title: President


                              MOCKINGBIRD HOTEL PROPERTIES JOINT

                              VENTURE

                              By: /s/ Mahmood Khimji
                                 -------------------------------
                                 Name: Mahmood Khimji
                                 Title: President

                                   EXHIBIT A

                      PARTNERS AND PARTNERSHIP INTERESTS


                                                                     PARTNERSHIP
NAME AND ADDRESS OF PARTNER                 PARTNERSHIP UNITS         INTERESTS
---------------------------                 -----------------         ---------

  GENERAL PARTNER

     CapStar General Corp.                           36,915                1%
     1010 Wisconsin Avenue, N.W.
     Washington, D.C. 20007

  LIMITED PARTNERS

     CapStar Management Company, L.P.               2,867,846             77.69%
     1010 Wisconsin Avenue, N.W.
     Washington, D.C. 20007

     CONTRIBUTOR DESIGNEES

     Continental Pacific Interfund, Inc.             400,000              10.83%
     c/o McClellan, Rubenstein & Parolin
     1110 Cathedral Place
     925 West Georgia Street
     Vancouver, B.C.
     Canada V6C 3L2

     Hospitality Group, Inc.                         41,338                1.12%
                                             49,020 preferred units

     Highgate Hotels, Inc.                           19,002                 .51%
                                             49,020 preferred units

     Sunbelt Inns Management Services Inc.           172,634               4.68%
                                             294,117 preferred units

     Brookriver Hotel Partnership, Ltd.              36,029                 .98%

     Mockingbird Hotel Properties Joint Venture      117,777               3.19%
     c/o Highgate Hotels, Inc.
     525 East John Carpenter Freeway

     Suite 1400
     Irving, TX 75062

CAPITAL CONTRIBUTIONS



CONTRIBUTORS:
-------------

  Brookriver Hotel Partnership, L.P.: Holiday Inn Select, Dallas, Texas

  361719 Alberta Limited: Holiday Inn Airport, Calgary, Alberta

  Mockingbird Hotel Properties Joint Venture: Radisson Hotel, Dallas, Texas

  Continental Pacific Interfund, Inc.: Sheraton Hotel, Vancouver, British
     Columbia

  Continental Hotel Ltd.: Ramada Hotel, Vancouver, British Columbia

  Highgate Hotels, Inc.:

     Management Agreements for Each of the Properties Listed Above

     Management Agreements for Four Points Hotel, Dunwoody, Georgia and
       Ponchartrain - Crowne Plaza Hotel, Detroit Michigan

General Partner:  $100

CapStar Management Company, L.P.:  $61,000,000